EXHIBIT 99.1



                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of December 16, 2004, between Bank of America, N.A., as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2004 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer") and La Salle Bank National Association, as trustee (in such capacity, the "Trustee") and REMIC administrator, and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear Stearns") and Goldman, Sachs & Co. ("Goldman Sachs" and collectively with BAS and Bear Stearns, the "Underwriters") pursuant to an underwriting agreement, dated as of December 16, 2004 (the "Underwriting Agreement"). BACM intends to sell certain of the remaining Classes of Certificates (the "Non-Registered Certificates") through BAS, as placement agent thereof (the "Placement Agent"), pursuant to a private placement agency agreement dated as of December 16, 2004 (the "Placement Agreement"), between BAS and BACM. The Registered Certificates are more fully described in the prospectus dated December 16, 2004 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated December 16, 2004 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated December 16, 2004 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of December 16, 2004 (the "Indemnification Agreement"), among the Seller, the Purchaser and the Underwriters.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date (including the Interest Deposit Amount) and which amount shall be payable on or about December 22, 2004 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and
(ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Beach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Loan, to forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgage Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of December 23, 2004, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) [Reserved].

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5.  Representations, Warranties and Covenants of the
                        Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6.  Accountants' Letters.

            The parties hereto shall cooperate with Ernst & Young, LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7.  Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Placement Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8.  Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser and the Underwriters, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9.  Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10.  Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention:
Nidhi Kapila, Vice President, with a copy to Paul E. Kurzeja, Esq. at the same address, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number:
(704) 386-3215, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12.  Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13.  Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14.  GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15.  Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16.  Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17.  Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18.  Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19.  Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20.  Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21.  WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22.  Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, N.A.




                                       By: /s/
                                          ----------------------------------
                                          Name:  Stephen L. Hogue
                                          Title: Principal




                                       BANC OF AMERICA COMMERCIAL MORTGAGE INC.

                                       By:/s/
                                          ----------------------------------
                                          Name:  Nidhi Kapila
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


Sequence    Loan         Loan
 Number     Number      Seller            Property Name                                      Street Address
-----------------------------------------------------------------------------------------------------------------------------------
  1         58563        BOFA      King's Crossing                                   2150 North Tenaya Way
  2         58587        BOFA      Barrington at Park Place                          3220 Duval Road
  3         58583        BOFA      Legacy at  Museum Park                            465 West San Carlos Street
  4         58529        BOFA      Stonebridge Apartments                            4481 Stonecastle Drive
  5         58564        BOFA      Park Laureate Apartments                          2050 Stony Brook Drive
  6         58562        BOFA      Wildwood Apartments                               5877 Ross Road
  7         58530        BOFA      Colonial Pointe Apartments                        2300 Econ Circle
  8         58353        BOFA      Lexington Hills Apartments                        4116 Lexington Avenue South
  9         10798        BOFA      Belmont Park Apartments                           4300 18th Street West
 10          9106        BOFA      Parkland Apartments                               3202 Southeast 92nd Avenue
 11         11693        BOFA      Gateway Apartments                                9910 Northeast Glisan Street
 12         11393        BOFA      Elk Meadows Apartments                            2627 West Kilby Road
 13         10441        BOFA      Main Street Apartments                            1209-1211 East Main Street
 14         58318        BOFA      Steeplegate Mall                                  270 Loudon Road
 15         58294        BOFA      Simon - Upper Valley Mall                         1475 Upper Valley Pike

16.1        58112        BOFA      Cupertino Village I                               10821-10989 North Wolfe Road
16.2        58112        BOFA      Cupertino Village II                              10765-10801 North Wolfe Road
16.3        58112        BOFA      Cupertino Village III                             11111 North Wolfe Road
 16         58112        BOFA      Cupertino Village I, II & III (Roll Up)           Various

 17         58586        BOFA      Howe 'Bout Arden                                  2100 Arden Way
 18         58414        BOFA      Wal-Mart Supercenter - Douglasville               7001 Concourse Parkway
 19          9278        BOFA      Gateway Shopping Center                           4201-4251 Oceanside Boulevard
 20         58415        BOFA      Wal-Mart Supercenter - Austell                    1133 East-West Connector
 21         58466        BOFA      Northridge Shopping Center                        10141-10235 Reseda Boulevard
 22         58528        BOFA      Gordon Square                                     5245-5327 Beach Boulevard
 23         58477        BOFA      Keyport Plaza                                     107 State Route 35
 24         58160        BOFA      Pacific Center-Gardena                            1600 West Redondo Beach Boulevard
 25         58273        BOFA      North Summit Square                               200 Summit Square Boulevard
 26         58413        BOFA      Sam's Club - Douglasville                         6995 Concourse Parkway
 27         58543        BOFA      Cypress Lake Shopping Center                      7191 Cypress Lake Drive
 28         58545        BOFA      The Shoppes at Golden Acres                       9844 Little Road
 29         58307        BOFA      Rufe Snow Village Shopping Center                 6238-6248 Rufe Snow Drive
 30         58524        BOFA      Dana Plaza Shopping Center                        4101-4115 Concord Boulevard
 31         58488        BOFA      Sav-on Pasadena                                   727 South Arroyo Parkway
 32         58390        BOFA      Park Center Shopping                              1011 Commerce Boulevard
 33         58088        BOFA      Brainerd Market Center                            440 Greenway View Drive
 34         58382        BOFA      Rolling Meadows Retail                            1401 West Algonquin Road
 35         58487        BOFA      Sav-on Santa Fe Springs                           11426  Washington Boulevard
 36         58546        BOFA      Southwood Village Shopping Center                 3551 Blair Stone Road
 37         58489        BOFA      Sav-on Riverside                                  491 Alessandro Boulevard
 38          9785        BOFA      Walgreens - Brooklyn Park                         2024 85th Avenue North
 39         58527        BOFA      McComber Center                                   5402-5458 Beach Boulevard
 40         58490        BOFA      Santa Fe Springs Shopping Center                  11400-11424 Washington Boulevard
 41         58323        BOFA      Springbrook Plaza                                 1012 North Springbrook Road
 42         58499        BOFA      Hillside Sedona                                   671 Highway 179
 43         10830        BOFA      Lincoln Park Retail Center                        2603-2611 North Halsted Street
 44         10093        BOFA      Fidalgo Square                                    1702-1720 Commercial Avenue
 45         10164        BOFA      Shops at Prairie Crossing                         544 - 552 Randall Road
 46          9822        BOFA      Sharpstown Plaza                                  7115-7149 Southwest Freeway
 47         58484        BOFA      Post Oak Central                                  1980, 1990 and 2000 Post Oak Boulevard
 48         58440        BOFA      Monument IV at Worldgate                          12900 Worldgate Drive
 49         58427        BOFA      Sepulveda Center                                  3415 South Sepulveda Boulevard
 50         58503        BOFA      Veritas DGC Headquarters                          10300 Town Park Drive

 51         53054        BOFA      Trinity Centre I                                  5870 Trinity Parkway
 52         53224        BOFA      Trinity Centre III                                5885 Trinity Parkway
                                   Sub-Total Crossed Loans

 53         58452        BOFA      Wells Fargo Home Mortgage Office Building         3480 Stateview Boulevard
 54         58465        BOFA      Calabasas Corporate Center                        5230 Las Virgenes Road
 55          8932        BOFA      West County Professional Building                 14120-14180 Beach Boulevard
 56         58420        BOFA      Medical Mutual of Ohio - Beachwood                23700 Commerce Park Road
 57         58398        BOFA      The Awalt Building                                208 North Market Street
 58         58480        BOFA      Baylor Medical Plaza                              6435 South FM 549
 59         58145        BOFA      Atrium Northwood Office Complex                   7301 Rivers Avenue
 60         10371        BOFA      Bailey Plaza                                      200 Bailey Avenue
 61         58147        BOFA      One Wall Street                                   1100 Elm Street
 62         10069        BOFA      Bank of America Building- Lynnwood                3220 188th Street Southwest
 63         58437        BOFA      Tustin Business Park and Self-Lock Mini Storage   1542-1652 Edinger Avenue, 15012-15102
                                                                                       Red Hill Avenue, 1541-15042 Park Way
                                                                                       Loop, and 1702 Moulton Parkway
 64         58502        BOFA      Georgia Pacific                                   13217 South Figueroa Street
 65         58523        BOFA      West Oak Self Storage                             2505 Townsgate Road
 66         58467        BOFA      Coldwater Self Storage                            7215 Coldwater Canyon Avenue
 67         10416        BOFA      Martin Self Storage - Market Street               5811 Market Street
 68         58431        BOFA      Shurgard -  West Covina                           2710 East Garvey Avenue South
 69         58483        BOFA      Glen Allen/ Montpelier Self Storage               13104 Mountain Road and 15066 Bethany
                                                                                       Church Road
 70         58451        BOFA      Guardian Self Storage                             2845 West King Street
 71         11273        BOFA      Stoway Mini Storage                               2172 Wyandotte Street
 72         58450        BOFA      Rockledge Self Storage                            1759 Huntington Lane and 434-446 Richard Road
 73         58316        BOFA      Zeman Portfolio - Forest Hills Village            5041 Boulder Avenue
 74         58265        BOFA      Zeman Portfolio - Hollywood Estates               144 Hollywood Boulevard
 75         10437        BOFA      Warren Dunes MHC                                  11159 Red Arrow Highway
 76         10432        BOFA      Hampton Inn - Alexandria                          4800 Leesburg Pike
 77         58500        BOFA      Hampton Inn - Tallahassee                         2979 Apalachee Parkway
 78          9935        BOFA      Fairfield Suites Jupiter                          6748 West Indiantown Road
 79         57800        BOFA      Jefferson at Providence Place Ground Lease        1000 Providence Place
-----------------------------------------------------------------------------------------------------------------------------------



Sequence                                                              Mortgage      Amortization       Original
 Number       City                        State      Zip Code         Rate (%)         Basis           Balance
---------------------------------------------------------------------------------------------------------------------
  1         Las Vegas                      NV          89128          4.952%          ACT/360         $28,300,000
  2         Austin                         TX          78759          4.875%          ACT/360          21,500,000
  3         San Jose                       CA          95110          5.050%          ACT/360          18,900,000
  4         Dayton                         OH          45440          4.755%          ACT/360          14,200,000
  5         Louisville                     KY          40220          4.710%          ACT/360          13,300,000
  6         Fairfield                      OH          45014          4.835%          ACT/360          12,000,000
  7         Orlando                        FL          32817          4.958%          ACT/360          11,200,000
  8         Eagan                          MN          55123          4.800%          ACT/360          10,720,000
  9         Bradenton                      FL          34205          5.471%          ACT/360           6,000,000
 10         Portland                       OR          97266          5.613%          ACT/360           4,200,000
 11         Portland                       OR          97220          5.327%          ACT/360           3,200,000
 12         Park City                      UT          84098          5.452%          ACT/360           2,950,000
 13         Richmond                       VA          23219          5.400%          ACT/360           2,300,000
 14         Concord                        NH          03301          4.747%          ACT/360          68,250,000
 15         Springfield                    OH          45504          5.890%          ACT/360          47,903,549

16.1        Cupertino                      CA          95014                                           31,020,408
16.2        Cupertino                      CA          95014                                            4,071,429
16.3        Cupertino                      CA          95014                                            2,908,163
 16         Cupertino                      CA          95014          5.807%          ACT/360          38,000,000

 17         Sacramento                     CA          95825          5.255%          ACT/360          24,800,000
 18         Douglasville                   GA          30134          5.235%          ACT/360          18,580,000
 19         Oceanside                      CA          92056          5.208%          ACT/360          18,000,000
 20         Austell                        GA          30106          5.235%          ACT/360          17,900,000
 21         Los Angeles                    CA          91324          5.300%          ACT/360          15,200,000
 22         Buena Park                     CA          90621          5.241%          ACT/360          15,000,000
 23         Keyport                        NJ          07735          5.500%          ACT/360          13,200,000
 24         Gardena                        CA          90247          5.402%          ACT/360          12,705,000
 25         Winston Salem                  NC          27105          6.086%          ACT/360          11,520,000
 26         Douglasville                   GA          30134          5.240%          ACT/360          11,220,000
 27         Fort Myers                     FL          33907          5.403%          ACT/360           8,500,000
 28         New Port Richey                FL          34654          4.682%           30/360           7,098,000
 29         North Richland Hills           TX          76148          5.751%          ACT/360           6,600,000
 30         Concord                        CA          94519          5.267%          ACT/360           6,400,000
 31         Pasadena                       CA          91105          5.349%          ACT/360           5,900,000
 32         Dickson City                   PA          18519          6.000%          ACT/360           5,800,000
 33         Chattanooga                    TN          37411          5.300%          ACT/360           5,600,000
 34         Rolling Meadows                IL          60008          5.500%          ACT/360           5,300,000
 35         Santa Fe Springs               CA          90606          5.349%          ACT/360           5,100,000
 36         Tallahassee                    FL          32301          4.685%           30/360           4,994,000
 37         Riverside                      CA          92508          5.349%          ACT/360           4,950,000
 38         Brooklyn Park                  MN          55444          5.960%          ACT/360           4,000,000
 39         Buena Park                     CA          90621          5.241%          ACT/360           3,750,000
 40         Santa Fe Springs               CA          90606          5.272%          ACT/360           3,500,000
 41         Newberg                        OR          97132          5.609%          ACT/360           3,500,000
 42         Sedona                         AZ          86336          5.080%          ACT/360           3,000,000
 43         Chicago                        IL          60614          5.900%          ACT/360           2,250,000
 44         Anacortes                      WA          98221          5.968%          ACT/360           2,150,000
 45         South Elgin                    IL          60177          5.750%          ACT/360           2,100,000
 46         Houston                        TX          77074          5.450%          ACT/360           1,807,500
 47         Houston                        TX          77056          4.976%          ACT/360          97,504,000
 48         Herndon                        VA          20170          5.289%          ACT/360          38,000,000
 49         Los Angeles                    CA          90034          5.470%          ACT/360          28,000,000
 50         Houston                        TX          77072          5.410%          ACT/360          23,910,000

 51         Centreville                    VA          20120          6.500%          ACT/360          22,200,000
 52         Centreville                    VA          20120          6.500%          ACT/360          13,575,000
                                                                                                       35,775,000

 53         Fort Mill                      SC          29715          5.373%          ACT/360          20,300,000
 54         Calabasas                      CA          91302          5.485%          ACT/360          12,150,000
 55         Westminster                    CA          92683          6.199%          ACT/360           7,250,000
 56         Beachwood                      OH          44122          5.667%          ACT/360           6,616,000
 57         Dallas                         TX          75202          5.750%          ACT/360           6,200,000
 58         Heath                          TX          75032          5.162%          ACT/360           5,625,000
 59         North Charleston               SC          29406          6.340%          ACT/360           5,600,000
 60         Fort Worth                     TX          76107          5.800%          ACT/360           3,412,500
 61         Manchester                     NH          03101          5.500%          ACT/360           3,200,000
 62         Lynnwood                       WA          98037          5.800%          ACT/360           2,300,000
 63         Tustin                         CA          92780          5.669%          ACT/360          18,000,000
 64         Los Angeles                    CA          90061          5.405%          ACT/360           5,920,000
 65         Thousand Oaks                  CA          91361          5.293%          ACT/360           7,500,000
 66         North Hollywood                CA          91605          5.457%          ACT/360           5,750,000
 67         Wilmington                     NC          28405          5.900%          ACT/360           3,963,634
 68         West Covina                    CA          91791          5.120%          ACT/360           3,950,000
 69         Glen Allen and Montpelier      VA       23059/23192       5.595%          ACT/360           3,000,000
 70         Cocoa                          FL          32926          5.635%          ACT/360           2,760,000
 71         Mountain View                  CA          94043          5.700%          ACT/360           2,700,000
 72         Rockledge                      FL          32955          5.635%          ACT/360           2,000,000
 73         Loves Park                     IL          61111          5.375%          ACT/360          18,450,000
 74         Anderson                       IN          46016          5.521%          ACT/360           4,720,000
 75         Bridgman                       MI          49106          5.750%          ACT/360           3,000,000
 76         Alexandria                     VA          22302          6.350%          ACT/360           9,100,000
 77         Tallahassee                    FL          32301          6.040%          ACT/360           5,000,000
 78         Jupiter                        FL          33458          5.730%          ACT/360           4,500,000
 79         Providence                     RI          02903          5.235%          ACT/360           9,000,000
---------------------------------------------------------------------------------------------------------------------



                                          Remaining
                                            Term To                                                                      Primary
                                            Stated        Stated                                                        Servicing
Sequence                 Cut-off           Maturity      Maturity                     Monthly       Administrative        Fee
 Number                  Balance           (months)        Date         Due Date      Payment            Fee              Rate
------------------------------------------------------------------------------------------------------------------------------------
  1                    $28,300,000            84         12/1/2011         1st         $151,091         0.122%           0.100%
  2                     21,500,000            60         12/1/2009         1st            0             0.122%           0.100%
  3                     18,900,000            61          1/1/2010         1st            0             0.122%           0.100%
  4                     14,182,151            59         11/1/2009         1st          74,117          0.122%           0.100%
  5                     13,300,000            60         12/1/2009         1st            0             0.122%           0.100%
  6                     12,000,000            60         12/1/2009         1st          63,214          0.122%           0.100%
  7                     11,186,438            119        11/1/2014         1st          59,837          0.122%           0.100%
  8                     10,720,000            58         10/1/2009         1st          56,244          0.122%           0.100%
  9                      6,000,000            82         10/1/2011         1st          33,958          0.082%           0.060%
 10                      4,200,000            118        10/1/2014         1st          24,146          0.072%           0.050%
 11                      3,200,000            120        12/1/2014         1st          17,823          0.072%           0.050%
 12                      2,946,741            59         11/1/2009         1st          16,661          0.102%           0.080%
 13                      2,295,205            118        10/1/2014         1st          12,915          0.102%           0.080%
 14                     67,935,229            56          8/1/2009         1st         352,818          0.042%           0.020%
 15                     47,903,549            115         7/1/2014         1st         283,827          0.042%           0.020%

16.1                    31,020,408
16.2                     4,071,429
16.3                     2,908,163
 16                     38,000,000            115         7/1/2014         1st         226,013          0.122%           0.100%

 17                     24,800,000            120        12/1/2014         1st         137,023          0.122%           0.100%
 18                     18,518,315            81          9/1/2011         1st         102,427          0.122%           0.100%
 19                     18,000,000            120        12/1/2014         1st          98,929          0.082%           0.060%
 20                     17,840,573            81          9/1/2011         1st          98,678          0.122%           0.100%
 21                     15,182,727            119        11/1/2014         1st          84,406          0.122%           0.100%
 22                     15,000,000            120        12/1/2014         1st          82,747          0.122%           0.100%
 23                     13,173,063            118        10/1/2014         1st          74,948          0.122%           0.100%
 24                     12,705,000            120        12/1/2014         1st          71,358          0.122%           0.100%
 25                     11,478,463            116         8/1/2014         1st          69,706          0.122%           0.100%
 26                     11,182,788            81          9/1/2011         1st          61,888          0.122%           0.100%
 27                      8,500,000            120        12/1/2014         1st          47,746          0.122%           0.100%
 28                      7,098,000            84         12/1/2011         1st            0             0.122%           0.100%
 29                      6,600,000            117         9/1/2014         1st          38,520          0.122%           0.100%
 30                      6,400,000            120        12/1/2014         1st          35,408          0.122%           0.100%
 31                      5,893,357            119        11/1/2014         1st          32,943          0.122%           0.100%
 32                      5,789,395            118        10/1/2014         1st          34,774          0.122%           0.100%
 33                      5,588,073            118        10/1/2014         1st          31,097          0.122%           0.100%
 34                      5,294,199            119        11/1/2014         1st          30,093          0.122%           0.100%
 35                      5,094,257            119        11/1/2014         1st          28,476          0.122%           0.100%
 36                      4,994,000            84         12/1/2011         1st            0             0.122%           0.100%
 37                      4,944,426            119        11/1/2014         1st          27,638          0.122%           0.100%
 38                      3,988,567            117         9/1/2014         1st          23,879          0.072%           0.050%
 39                      3,750,000            120        12/1/2014         1st          20,687          0.122%           0.100%
 40                      3,496,002            119        11/1/2014         1st          19,375          0.122%           0.100%
 41                      3,475,607            178        10/1/2019         1st          28,801          0.122%           0.100%
 42                      3,000,000            118        10/1/2014         1st            0             0.122%           0.100%
 43                      2,245,793            118        10/1/2014         1st          13,346          0.072%           0.050%
 44                      2,146,041            118        10/1/2014         1st          12,846          0.072%           0.050%
 45                      2,095,941            118        10/1/2014         1st          12,255          0.072%           0.050%
 46                      1,802,089            58         10/1/2009         1st          11,046          0.072%           0.050%
 47                     97,504,000            84         12/1/2011         1st            0             0.042%           0.020%
 48                     38,000,000            81          9/1/2011         1st         210,756          0.122%           0.100%
 49                     28,000,000            118        10/1/2014         1st         158,454          0.122%           0.100%
 50                     23,910,000            130        10/1/2015         1st         134,411          0.122%           0.100%

 51                     21,650,321            92          8/1/2012         1st         140,319          0.122%           0.100%
 52                     13,238,879            92          8/1/2012         1st          85,803          0.122%           0.100%
                        34,889,200

 53                     20,300,000            113         5/1/2014         1st         113,649          0.122%           0.100%
 54                     12,125,126            120        12/1/2014         1st          68,872          0.122%           0.100%
 55                      7,237,325            118        10/1/2014         1st          44,399          0.082%           0.060%
 56                      6,602,979            118        10/1/2014         1st          38,261          0.122%           0.100%
 57                      6,181,481            117         9/1/2014         1st          36,182          0.122%           0.100%
 58                      5,618,441            59         11/1/2009         1st          30,756          0.122%           0.100%
 59                      5,580,938            116         8/1/2014         1st          34,809          0.122%           0.100%
 60                      3,402,413            117         9/1/2014         1st          20,023          0.072%           0.050%
 61                      3,183,809            55          7/1/2009         1st          18,169          0.092%           0.070%
 62                      2,297,621            119        11/1/2014         1st          13,495          0.072%           0.050%
 63                     17,980,916            119        11/1/2014         1st         104,119          0.122%           0.100%
 64                      5,920,000            120        12/1/2014         1st          33,261          0.122%           0.100%
 65                      7,500,000            119        11/1/2014         1st          41,615          0.122%           0.100%
 66                      5,740,986            119        11/1/2014         1st          35,163          0.122%           0.100%
 67                      3,955,683            117         9/1/2014         1st          23,534          0.102%           0.080%
 68                      3,950,000            120        12/1/2014         1st          21,495          0.122%           0.100%
 69                      2,996,775            119        11/1/2014         1st          17,213          0.122%           0.100%
 70                      2,757,055            119        11/1/2014         1st          15,906          0.122%           0.100%
 71                      2,695,921            119        11/1/2014         1st          16,904          0.072%           0.050%
 72                      1,997,866            119        11/1/2014         1st          11,526          0.122%           0.100%
 73                     18,354,052            55          7/1/2009         1st         103,315          0.122%           0.100%
 74                      4,720,000            55          7/1/2009         1st          26,860          0.122%           0.100%
 75                      2,994,202            118        10/1/2014         1st          17,507          0.092%           0.070%
 76                      9,064,095            117         9/1/2014         1st          60,594          0.072%           0.050%
 77                      4,992,829            119        11/1/2014         1st          32,337          0.122%           0.100%
 78                      4,500,000            60         12/1/2009         1st          28,255          0.072%           0.050%
 79                      8,989,648            119        11/1/2014         1st          49,615          0.122%           0.100%
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
Average               $956,589,348
------------------------------------------------------------------------------------------------------------------------------------



             Master
           Servicing                                                        Original
Sequence      Fee           Ownership                                     Amortization
 Number       Rate           Interest                 Crossed               (months)        ARD Loan     Grace Period
---------------------------------------------------------------------------------------------------------------------------
  1          0.020%             Fee                      No                    360              No             5
  2          0.020%             Fee                      No                     0               No             5
  3          0.020%             Fee                      No                     0              Yes            10
  4          0.020%             Fee                      No                    360              No            10
  5          0.020%             Fee                      No                     0              Yes             5
  6          0.020%             Fee                      No                    360              No            10
  7          0.020%             Fee                      No                    360              No            10
  8          0.020%             Fee                      No                    360              No             5
  9          0.020%        Fee/Leasehold                 No                    360              No             5
 10          0.020%             Fee                      No                    360              No             5
 11          0.020%             Fee                      No                    360              No             5
 12          0.020%             Fee                      No                    360              No             5
 13          0.020%             Fee                      No                    360              No             5
 14          0.020%             Fee                      No                    360              No            10
 15          0.020%             Fee                      No                    360              No             5

16.1                                                     No
16.2                                                     No
16.3                                                     No
 16          0.020%             Fee                      No                    348              No            10

 17          0.020%             Fee                      No                    360              No             5
 18          0.020%             Fee                      No                    360             Yes             5
 19          0.020%             Fee                      No                    360              No             5
 20          0.020%             Fee                      No                    360             Yes             5
 21          0.020%             Fee                      No                    360              No             5
 22          0.020%             Fee                      No                    360              No             5
 23          0.020%             Fee                      No                    360              No            10
 24          0.020%             Fee                      No                    360              No             5
 25          0.020%             Fee                      No                    360              No            15
 26          0.020%             Fee                      No                    360             Yes             5
 27          0.020%             Fee                      No                    360              No             5
 28          0.020%             Fee                      No                     0               No             5
 29          0.020%             Fee                      No                    360              No             5
 30          0.020%             Fee                      No                    360              No             5
 31          0.020%             Fee                      No                    360              No             5
 32          0.020%             Fee                      No                    360              No             5
 33          0.020%             Fee                      No                    360              No            10
 34          0.020%             Fee                      No                    360              No             5
 35          0.020%             Fee                      No                    360              No             5
 36          0.020%             Fee                      No                     0               No             5
 37          0.020%             Fee                      No                    360              No             5
 38          0.020%             Fee                      No                    360              No             5
 39          0.020%             Fee                      No                    360              No             5
 40          0.020%             Fee                      No                    360              No             5
 41          0.020%             Fee                      No                    180              No             5
 42          0.020%             Fee                      No                     0               No             5
 43          0.020%             Fee                      No                    360              No             5
 44          0.020%             Fee                      No                    360              No             5
 45          0.020%             Fee                      No                    360              No             5
 46          0.020%             Fee                      No                    300              No             5
 47          0.020%             Fee                      No                     0               No             0
 48          0.020%             Fee                      No                    360              No            10
 49          0.020%             Fee                      No                    360              No             5
 50          0.020%             Fee                      No                    360              No            10

 51          0.020%             Fee               Yes(BACM 04-6-C)             360              No             0
 52          0.020%             Fee               Yes(BACM 04-6-C)             360              No             0


 53          0.020%             Fee                      No                    360              No            10
 54          0.020%             Fee                      No                    360              No             5
 55          0.020%             Fee                      No                    360              No             5
 56          0.020%             Fee                      No                    360              No             5
 57          0.020%             Fee                      No                    360              No             5
 58          0.020%             Fee                      No                    360              No             5
 59          0.020%             Fee                      No                    360              No             5
 60          0.020%             Fee                      No                    360              No             5
 61          0.020%             Fee                      No                    360              No            10
 62          0.020%             Fee                      No                    360              No             5
 63          0.020%          Leasehold                   No                    360              No             5
 64          0.020%             Fee                      No                    360              No             5
 65          0.020%             Fee                      No                    360              No             5
 66          0.020%             Fee                      No                    300              No             5
 67          0.020%             Fee                      No                    359              No             5
 68          0.020%             Fee                      No                    360              No             5
 69          0.020%        Fee/Leasehold                 No                    360              No             5
 70          0.020%             Fee                      No                    360              No             5
 71          0.020%             Fee                      No                    300              No             5
 72          0.020%             Fee                      No                    360              No             5
 73          0.020%             Fee                      No                    360              No             0
 74          0.020%             Fee                      No                    360              No             0
 75          0.020%             Fee                      No                    360              No             5
 76          0.020%             Fee                      No                    300              No             5
 77          0.020%             Fee                      No                    300              No             5
 78          0.020%             Fee                      No                    300              No             5
 79          0.020%             Fee                      No                    360              No            10
---------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since October 19, 2004. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20 million shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Negative Amortization; No Capital Contribution; No
            Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated mortgagors have an aggregate principal balance equaling more than $47,541,676.34.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                              (i) has disclosed, or is aware that there has been
                        disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                              (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                              in each case with respect to (i) and (ii) to the
                        extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS

                                REPRESENTATION 3
                             Good Title; Conveyance.
                             -----------------------


--------------------------------------------------------------------------------

Steeplegate Mall (58318)       Paragraph 5 of Exhibit B, Schedule I to the
                               related title insurance policy states that a tax lien affects Tract V of the Mortgaged Property.
                               Tract V consists of certain drainage easements over an abutting parcel which affect Tract I of the Mortgaged Property. The owner of the abutting parcel agreed with the city of Concord not to develop it, thereby receiving a significant reduction in real estate taxes. If the owner of such parcel decides in the future to develop the abutting parcel, such owner must pay a penalty of 10% of such parcel's value (called a Land Use
                               Change Tax). The related city has a lien which is called a Land Use Taxation Lien to secure payment of any land use change tax that may become due in the future.

--------------------------------------------------------------------------------

                                REPRESENTATION 9
                                 Mortgage Lien.
                                 --------------


--------------------------------------------------------------------------------

Tustin Business Park and       The related legal description of the fee estate
Self-Lock Mini Storage         excepts "any portion of said land described in
(58437)                        the Deed to the City of Tustin". Additionally,
                               the related pro forma title policy excepts from coverage a certain covenant and agreement executed by Don Knoll Company, Inc. and the fact that the related Mortgaged Property lies within a project area of the redevelopment agency and that proceedings for the redevelopment of the related project have been instituted.

--------------------------------------------------------------------------------

Steeplegate Mall (58318)       Paragraph 5 of Exhibit B, Schedule I to the
                               related title insurance policy states that a tax lien affects Tract V of the Mortgaged Property.
                               Tract V consists of certain drainage easements over an abutting parcel which affect Tract I of the Mortgaged Property. The owner of the abutting parcel agreed with the city of Concord not to develop it, thereby receiving a significant reduction in real estate taxes. If the owner of such parcel decides in the future to develop the abutting parcel, such owner must pay a penalty of 10% of such parcel's value (called a Land Use
                               Change Tax). The related city has a lien which is called a Land Use Taxation Lien to secure payment of any land use change tax that may become due in the future.

--------------------------------------------------------------------------------

                                REPRESENTATION 12
            Condition of Property; No Condemnation; No Encroachments.
            ---------------------------------------------------------


--------------------------------------------------------------------------------

3415 Sepulveda (58427)         A portion of the related Mortgaged Property is
                               subject to a condemnation proceeding. The related title insurance covers any forced removal of improvements due to such condemnation.

--------------------------------------------------------------------------------

Trinity Centre I (53054)       Upon the occurrence of the street dedication
                               required pursuant to proffer 20 of Proffered
                               Condition Amendment/Final Development Plan
                               Amendment PCA/FDPA 86-S-071 recorded in Deed Book
                               10651, at Page 1162 of the Fairfax County recorder's office, the related Mortgagee is required to release the portion of the related
                               Mortgaged Property described on Exhibit E to the related loan agreement from the lien of the related deed of trust and the subordinate deed of trust, if applicable. The portion of the related
                               Mortgaged Property described on Exhibit E to the related loan agreement was not attributed any value in the appraisal.

--------------------------------------------------------------------------------

                                REPRESENTATION 14
                                   Insurance.
                                   ----------


--------------------------------------------------------------------------------

Trinity Centre I (53054)       The related business interruption insurance
Trinity Centre III (53224)     coverage lasts until such time as the restoration
                               is completed notwithstanding that the insurance policy may expire prior to the end of such period and such insurance policy is required to contain an extended period of indemnity endorsement which provides that after the physical loss to the improvements and personal property has been repaired, the continued loss of income will be insured until such income either returns to the sale level it was at prior to the loss or the expiration of six months.

                               The related insurance policies are required to be issued by financially sound and responsible insurance companies authorized to do business in the state and having a claims paying ability rating of "AA-" or better by at least two rating agencies, one of which must be S&P, or such other rating agencies approved by Mortgagee, or through a syndicate of insurers authorized to do business in the state and through which (i) at least 50% of the coverage is provided by insurers with a claims paying ability rating of "A" or better by at least two rating agencies, one of which must be S&P, (ii) at least 10% of the coverages (exclusive of that referenced in clause (i) above) is provide by insurers with a claims paying ability rating of "BBB" or better by at least two rating agencies, one of which must be S&P, and (iii) not more than 35% of the coverage is provided by insurers that are not rated by the rating agencies, but which carry a claims paying ability rating of not less than "B++" and a financial size rating of not less than "VIII" from A. M. Best & Co.

--------------------------------------------------------------------------------

Steeplegate Mall (58318)       The related Mortgagor is required to maintain
                               business interruption or rent loss insurance in an amount equal to the estimated gross revenue of the Mortgaged Property for the restoration period plus 60 days.

                               The related insurer for all of the required coverages set forth in the related Mortgage Loan documents is not required to have a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent).

                               The related Mortgagor's requirement to maintain insurance against damage and business interruption resulting from acts of terrorism is limited by commercially reasonable availability and commercially reasonable cost.

--------------------------------------------------------------------------------

                                REPRESENTATION 15
                              No Material Defaults.
                              ---------------------


--------------------------------------------------------------------------------

Wal-Mart Supercenter -         Pursuant to a post closing agreement, the
Douglasville                   related Mortgagor was to deliver (i) an estoppel
                               to the related Mortgagee within 45 days of the closing of the related Mortgage Loan, (b) a certain Tenant Direction Letter to Mortgagee within 30 days of the closing of the related
                               Mortgage Loan, and (c) a certain Subordination,
                               Non-disturbance and Attornment Agreement to
                               Calloway Escrow and Title Company within 30 days of the closing of the related Mortgage Loan.

--------------------------------------------------------------------------------

                                REPRESENTATION 22
   Whole Loan; Interest Only; No Equity Participation or Contingent Interest.
   --------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Shoppes at Golden Acres    The related Mortgage Loan is interest only for
(58545)                        the entire term.

--------------------------------------------------------------------------------

Southwood Village Shopping     The related Mortgage Loan is interest only for
Center (58546)                 the entire term.

--------------------------------------------------------------------------------

Howe 'Bout Arden (58586)       The related Mortgage Loan is interest only
                               through and including the payment date occurring on December 1, 2007.

--------------------------------------------------------------------------------

King's Crossing (58563)        The related Mortgage Loan is interest only
                               through and including the payment date occurring on December 1, 2005.

--------------------------------------------------------------------------------

Barrington at Park Place       The related Mortgage Loan is interest only for
(58587)                        the entire term.

--------------------------------------------------------------------------------

Park Laureate Apartments       The related Mortgage Loan is interest only for
(58564)                        the entire term.

--------------------------------------------------------------------------------

Hillside Sedona (58499)        The related Mortgage Loan is interest only for
                               the entire term.

--------------------------------------------------------------------------------

Monument IV at Worldgate-A     The related Mortgage Loan is interest only
Note (58440)                   through and including the payment date occurring
                               on September 1, 2006.

--------------------------------------------------------------------------------

Cupertino Village I, II & III  The related Mortgage Loan is interest only
(58112) through and including the payment date occurring on July 1, 2005.

--------------------------------------------------------------------------------

Sepulveda Center (58427)       The related Mortgage Loan is interest only
                               through and including the payment date occurring on October 1, 2006.

--------------------------------------------------------------------------------

Lexington Hills Apartments     The related Mortgage Loan is interest only
(58353)                        through and including the payment date occurring
                               on October 1, 2006.

--------------------------------------------------------------------------------

West Oak Self Storage (58523)  The related Mortgage Loan is interest only through and including the payment date occurring on November 1, 2006.

--------------------------------------------------------------------------------

Rufe Snow Village Shopping     The related Mortgage Loan is interest only
Center (58307)                 through and including the payment date occurring
                               on September 1, 2005.

--------------------------------------------------------------------------------

Dana Shopping Center (58524)   The related Mortgage Loan is interest only
                               through and including the payment date occurring on December 1, 2007.

--------------------------------------------------------------------------------

Georgia Pacific (58502)        The related Mortgage Loan is interest only
                               through and including the payment date occurring on December 1, 2007.

--------------------------------------------------------------------------------

Zeman Portfolio - Hollywood    The related Mortgage Loan is interest only
Estates (58265)                through and including the payment date occurring
                               on July 1, 2005.

--------------------------------------------------------------------------------

Veritas DGC  Headquarters      The related Mortgage Loan is interest only
(58503)                        through and including the payment date occurring
                               on November 1, 2009.

--------------------------------------------------------------------------------

Wells Fargo Home Mortgage      The related Mortgage Loan is interest only
Office Building (58452)        through and including the payment date occurring
                               on October 1, 2007.

--------------------------------------------------------------------------------

Simon - Upper Valley Mall      The related Mortgage Loan is interest  only
(58294)                        through and including the payment date occurring
                               on July 1, 2009.

--------------------------------------------------------------------------------

Legacy at Museum (58583)       The related Mortgage Loan is interest only
                               through and including the payment date occurring on January 1, 2010.

--------------------------------------------------------------------------------

                                REPRESENTATION 23
                         Transfers and Subordinate Debt.
                         -------------------------------


--------------------------------------------------------------------------------

Trinity Centre I (53054)       The related Mortgage Loan documents permit
                               mezzanine indebtedness secured by a pledge of
Trinity Centre III (53224)     ownership interests in the related Mortgagor.

Park Laureate Apartments
(58564)

Zeman Portfolio - Forest
Hills Village (58316)

Zeman Portfolio - Hollywood
Estates (58265)

Barrington at Park Place
(58587)

Post Oak Central (58484)

Dana Shopping Center (58524)

King's Crossing (58563)

--------------------------------------------------------------------------------

Trinity Centre I (53054)       Each related Mortgaged Property is encumbered by
                               a subordinate deed of trust in the amount of
Trinity Centre III (53224)     $35,775,000 in order to effectuate cross
                               collateralization of the two related Mortgage
                               Loans.

--------------------------------------------------------------------------------

Jefferson at Providence Place  The related Mortgaged Property is encumbered by
Ground Lease (57800)           a subordinate loan in the original principal
                               amount of $1,450,000. The related subordinate debt holder subordinated its interest pursuant to a subordination agreement, but did not agree to stand-still.

--------------------------------------------------------------------------------

Steeplegate Mall (58318)       The related mortgage secures a B Note in the
                               original principal balance of $15,750,000.

--------------------------------------------------------------------------------

Monument IV at Worldgate - A   The related mortgage secures a B Note  in the
Note (58440)                   original principal balance of $9,280,000. The
                               related B Note is expected to be paid in full within 6 months of closing of the related
                               Mortgage Loan and the related Borrower has given notice that it intends to pay the B Note in full prior to December 31, 2004 As of date of origination, Mortgagee owned the related B Note.

--------------------------------------------------------------------------------

Legacy at Museum (58583)       The related Mortgaged Property is encumbered by
                               a subordinate loan in the original principal
                               amount of $3,249,100 to a related redevelopment
                               agency. The related subordinate debt holder
                               subordinated its interest pursuant to a
                               subordination agreement, but did not agree to
                               stand-still.
--------------------------------------------------------------------------------

                                REPRESENTATION 24

                            Waivers and Modification.
                            -------------------------


--------------------------------------------------------------------------------

Park Laureate Apartments       The related Mortgage Loan documents have been
(58564)                        amended to allow for hyperamortization.

--------------------------------------------------------------------------------

Trinity Centre I (53054)       The related Mortgage Loan documents have been
                               amended to revise the date upon which the defeasance option may be exercised as well as to allow for the release of a non-income producing portion of the Mortgaged Property.

--------------------------------------------------------------------------------

Trinity Centre III (53224)     The related Mortgage Loan documents have been
                               amended to revise the date upon which the defeasance option may be exercised.

--------------------------------------------------------------------------------

Santa Fe Springs Shopping      The related Mortgage Loan documents are being
Center (58490)                 amended to add master lease provisions and to
                               create an additional reserve account called the "GSM Reserve Account" and to adjust the amount of certain reserves.

--------------------------------------------------------------------------------

Keyport Plaza (58477)          The related Mortgage Loan documents are being
                               amended to change the definition of "Borrower
                               Principal".
--------------------------------------------------------------------------------

                                REPRESENTATION 26
                         Releases of Mortgaged Property.
                         -------------------------------


--------------------------------------------------------------------------------

Trinity Centre I (53054)       Upon the occurrence of the street dedication
                               required pursuant to proffer 20 of Proffered
                               Condition Amendment/Final Development Plan
                               Amendment PCA/FDPA 86-S-071 recorded in Deed Book
                               10651, at Page 1162 of the Fairfax County recorder's office, the related Mortgagee shall release the portion of the related Mortgaged
                               Property described on Exhibit E to the related loan agreement from the lien of the related deed of trust and the subordinate deed of trust, if applicable.

                               The related Mortgage Loan documents permit the release of a non-income producing portion of the Mortgaged Property upon the satisfaction of certain conditions including, without limitation, the delivery of a REMIC opinion.

--------------------------------------------------------------------------------

Steeplegate Mall (58318)       Section 2.15 of the related loan agreement
                               permits certain releases of parcels or outlots upon the satisfaction of conditions set forth in such section, which conditions include, without limitation, the delivery of a REMIC opinion and evidence that the parcel or outlot being released is vacant, non-income producing and either (i) unimproved (or improved only by surface parking areas or landscaping) or (ii) subject to Mortgagee's express prior written consent, improved.

                               Section 2.16 of the related loan agreement permits certain lot line adjustments to the related Mortgaged Property upon the satisfaction of certain conditions including, without limitation, the delivery of a REMIC opinion and evidence that the parcel or outlot being released is vacant, non-income producing and either (i) unimproved (or improved only by surface parking areas or landscaping) or (ii) subject to Mortgagee's express prior written consent, improved.

--------------------------------------------------------------------------------

Simon - Upper Valley Mall      Provided no event of default under the related
(58294)                        Mortgage Loan documents shall have occurred and
                               be continuing, the related Mortgagor without the consent of the related Mortgagee may make transfers of immaterial or non-income producing portions of the related Mortgaged Property. Any such transfer to a non-governmental entity shall be subject to the condition that no transfer, conveyance or other encumbrance shall materially impair the utility or operation of the related
                               Mortgaged Property and no transfer, conveyance or other encumbrance shall materially adversely affect the value of such Mortgaged Property, taken as a whole. The first $750,000 of net proceeds from the transfer of any currently unimproved, non-income revenue generating portions of the related Mortgaged Property not necessary for the operation of such Mortgaged
                               Property after the payment of the cost of the related alterations may be retained by Mortgagor, with the excess to be escrowed with Mortgagee to secure Mortgagor's payment of principal and interest on the related note and its other obligations under the related Mortgage Loan documents.

                               The related Mortgage Loan documents permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial lender, which conditions include the consent of the related Mortgagee to the substitution and the substitute property.

--------------------------------------------------------------------------------

Barrington at Park Place       The related Mortgagor has the right to seek the
(58587)                        release of a certain non-income producing portion
                               of the related Mortgaged Property upon the satisfaction of certain conditions as set forth in the related Mortgage Loan documents, including a REMIC opinion.

--------------------------------------------------------------------------------

Dana Shopping Center (58524)   The related Mortgagor has the right to seek the
                               release of a certain non-income producing portion of the related Mortgaged Property that was not attributed any value in the appraisal upon the satisfaction of certain conditions as set forth in the related Mortgage Loan documents.

--------------------------------------------------------------------------------

Legacy at Museum (58583)       The related Mortgagor has the right to seek the
                               release of a 1,145 square foot non-income
                               producing portion of the related Mortgaged
                               Property that was not attributed any value in the
                               appraisal upon the satisfaction of certain
                               conditions as set forth in the related Mortgage
                               Loan documents.
--------------------------------------------------------------------------------

Tustin Business Park and       The related Mortgagor has the right to seek the
Self-Lock Mini Storage         release of a certain non-income producing
(58437)                        portion of the related Mortgaged Property that
                               was not attributed any value in the appraisal upon the satisfaction of certain conditions as set forth in the related Mortgage Loan documents.

--------------------------------------------------------------------------------

                                REPRESENTATION 27
                                   Defeasance.
                                   -----------

--------------------------------------------------------------------------------

Simon - Upper Valley Mall      In connection with a defeasance, the related
(58294)                        Mortgagor is required to provide defeasance
                               collateral in an amount necessary to pay scheduled principal and interest through the related lock-out date and the outstanding principal balance of the related Mortgage Loan following the expiration of the related lock-out period.

--------------------------------------------------------------------------------

                                REPRESENTATION 30
                             Single-Purpose Entity.
                             ----------------------


--------------------------------------------------------------------------------

Wells Fargo Home Mortgage      The original principal balance of the related
Office Building (58452)        Mortgage Loan is equal to or greater than
                               $15,000,000, however the related Mortgagor has no
Tustin Business Park and       independent director. Wal-Mart Supercenter -
Self-Lock Mini Storage         Douglasville (58414)
(58437)

Wal-Mart Supercenter -
Austell (58415)

Northridge Shopping Center
(58466)

Veritas DGC Headquarters
(58503)

Barrington at Park Place
(58587)

Howe 'Bout Arden (58586)

King's Crossing (58563)

--------------------------------------------------------------------------------

Tustin Business Park and       The operating agreement of the related Mortgagor
Self-Lock Mini Storage         is not executed by such Mortgagor's sole member
(58437)                        or by such Mortgagor's springing member.
--------------------------------------------------------------------------------

Trinity Centre I (53054)       The related Mortgagor has executed a demand note
                               in the principal amount of $13,465,000 together with Trinity Centre Three LLC. The demand note is not excepted from the provisions of the single-purpose entity covenants of the related loan agreement.

                               According to the Second Amended and Restated
                               Operating Agreement of the related Mortgagor, such Mortgagor previously owned real property other than the related Mortgaged Property. The SPE covenants of the related loan agreement contain "has not / will not" covenants, but no exception to the covenants was noted therein. A non-consolidation opinion was delivered in connection with the related Mortgage Loan.

--------------------------------------------------------------------------------

Trinity Centre III (53224)     Following the release of the proposed release
                               parcel ("Release Parcel"), the related borrower
                               will own both the related Mortgaged Property as
                               well as the Release Parcel, however such Release
                               Parcel may not be encumbered by such borrower
                               until it is transferred to another entity. The
                               foregoing will result in a technical violation of
                               the SPE covenants contained in the related
                               Mortgage Loan documents, due to the related
                               Borrower owning property in addition to the
                               Mortgaged Property. The foregoing is mitigated by
                               a host of factors, namely, (i) the Release Parcel
                               is planned to be transferred to another entity
                               within approximately 60 days, (ii) there will be
                               a tax and insurance escrow for the Release
                               Parcel, (iii) the Release Parcel is encumbered by
                               a exclusive parking easement that benefits the
                               related Mortgaged Property (and severely limits
                               any other uses of the Release Parcel) that may
                               not be terminated until the Release Parcel is
                               transferred to another entity (in addition to
                               other requirements) and (iv) the SPE convents in
                               the related Mortgage Loan documents limit the
                               amount of indebtedness that the related borrower
                               may incur.
--------------------------------------------------------------------------------

Steeplegate Mall (58318)       The organizational documents of the related
                               Mortgagor do not prohibit the amendment of such
                               documents with respect to the single-purpose
                               entity requirements without the approval of the
                               related Mortgagee or rating agencies. They do
                               prohibit any amendment which would have a
                               material adverse effect on the related Mortgagee.
--------------------------------------------------------------------------------

Shurgard-West Covina (58431)   The special purpose entity covenants contained in
                               the related Mortgage Loan documents apply only so long as Shurgard Storage Centers, Inc., fails to own or control 51% of the related Mortgagor and such covenants are not found in such Mortgagor's formation documents.

--------------------------------------------------------------------------------

Colonial Pointe Apartments     The special purpose entity covenants contained
(58530)                        only in the related Mortgage Loan documents and
                               are not found in such Mortgagor's formation
                               documents.
--------------------------------------------------------------------------------

Barrington at Park Place       The original principal balance of the related
(58587)                        Mortgage Loan is equal to or greater than
                               $20,000,000, however the related  Mortgagor did
Veritas DGC Headquarters       not obtain a non-consolidation opinion.
(58503)

--------------------------------------------------------------------------------

                                REPRESENTATION 38
                              Licenses and Permits.
                              ---------------------


-------------------------------------------------------------------------------

One Wall Street (58147)        Certain certificates of occupancy were  not
                               obtained or available prior to closing, the
                               related Mortgagor is to deliver the outstanding
                               certificates of occupancy post closing. However,
                               according to a zoning letter, the lack of the
                               certificates of occupancy does not permit any
                               enforcement action on the part of the
                               municipality.
--------------------------------------------------------------------------------

Baylor Medical Plaza (58480)   Certain certificates of occupancy were not
                               received for portions of the related Mortgaged
                               Property with respect to which certain tenant
                               improvements and punch list items were ongoing;
                               however, funds sufficient to pay for such work
                               were escrowed pursuant to the related escrow
                               agreement. In addition, the final elevator permit
                               was not received with respect to the related
                               Mortgaged Property. The related Mortgagor's
                               failure to deliver to the related Mortgagee all
                               certifications, permits, licenses and approvals
                               required for the legal use, occupancy and
                               operation of the related Mortgaged Property,
                               including, without limitation, certificates of
                               occupancy and elevator permits; however, upon
                               such Mortgagee's receipt of certificates of
                               occupancy for 90% or more of the portions of such
                               Mortgaged Property which could be leased to
                               tenants and a final elevator permit, the related
                               Borrower Principal shall be released from such
                               recourse liability obligation for any act or
                               omission in violation of the above, which act or
                               omission occurs subsequent to the date such items
                               are received.
--------------------------------------------------------------------------------

McComber Center (58527)        The related Mortgagor is to deliver evidence to
                               the related Mortgagee post closing that the related Mortgaged Property meets all parking requirements. The Mortgagee has obtained a 3.1 zoning endorsement.

--------------------------------------------------------------------------------

                                REPRESENTATION 41
                            Non-Recourse Exceptions.
                            ------------------------


--------------------------------------------------------------------------------

Steeplegate Mall (58318)       Only the related Mortgagor (and not the related
                               Borrower Principal) is responsible for the environmental indemnification obligations set forth in the related environmental indemnity agreement.

--------------------------------------------------------------------------------

Rufe Snow Village (58307)      No natural person is liable for recourse
                               carveouts.

Jefferson at Providence
Place Ground Lease (57800)

Monument IV at Worldgate-A
Note (58440)

Veritas DGC Headquarters
(58503)

Wells Fargo Home Mortgage
Office Building (58452)

North Summit Square (58273)

Medical Mutual of Ohio -
Beachwood (58420)

Brainard Market Center
(58088)

Park Laureate Apartments
(58564)

Georgia Pacific (58502)

The Shoppes at Golden Acres
(58545)

Southwood Village Shopping
Center (58546)

--------------------------------------------------------------------------------

Steeplegate Mall (58318)       GGP/Homart, Inc. (the "Sponsor") executed a
                               guaranty which provides that Sponsor guarantees
                               to Mortgagee the prompt and unconditional payment
                               of the "Guaranteed Principal" (which means
                               $22,500,000.00 of the principal balance of the
                               Mortgage Loan, which amount shall be reduced on a
                               quarterly basis beginning November 1, 2004 based
                               on the performance of the Facility (as defined in
                               the related loan agreement) as set forth in the
                               quarterly financial statements delivered to
                               mortgagee pursuant to such loan agreement by the
                               positive amount that is equal to (i) $875,000
                               multiplied by (ii) the amount that is equal to
                               (a) the net operating income of the Facility over
                               the trailing four (4) calendar quarters minus
                               $7,250,000 divided by (b) $100,000.
--------------------------------------------------------------------------------

Tustin Business Park and       There is no guarantor other than the related
Self-Lock Mini Storage         Mortgagor for recourse obligations.
(58437)

Trinity Centre I (53054)

Trinity Centre III (53224)

Simon - Upper Valley Mall
(58294)

Shurgard-West Covina (58431)

Barrington at Park Place
(58587)

Post Oak Central (58484)

Colonial Pointe Apartments
(58530)

--------------------------------------------------------------------------------

                                REPRESENTATION 42

                              Separate Tax Parcels.
                              ---------------------


--------------------------------------------------------------------------------

Sav-on Santa Fe Springs        The related Mortgaged Property is not separately
(58487)                        assessed for real estate tax purposes. The
                               related Mortgagor covenanted that the related
Santa Fe Springs Shopping      Mortgaged Property shall be a separate tax parcel
Center (58490)                 upon the next tax assessment and that such
                               Mortgagor has taken all steps necessary to
                               effectuate the separation of the tax parcels.
--------------------------------------------------------------------------------

                                REPRESENTATION 43
                              Financial Statements.
                              ---------------------


--------------------------------------------------------------------------------

Monument IV at Worldgate - A   The related Mortgage Loan amount is in excess of
Note (58440)                   $20,000,000, however audited financial statements
                               may only be requested upon the occurrence and
Veritas DGC Headquarters       continuation of an event of default.
(58503)

Wells Fargo Home Mortgage
Office Building (58452)

Howe 'Bout Arden (58586)

--------------------------------------------------------------------------------

                                REPRESENTATION 44
                            Fee/Leasehold Properties.
                            -------------------------


--------------------------------------------------------------------------------

Glen Allen / Montpelier Self   The maturity of the related ground lease is not
Storage (58483)                20 years or more following the maturity date of
                               the related Mortgage Loan.

--------------------------------------------------------------------------------



                           BACM 2004-6 SECURITIZATION
                           --------------------------

                                  SCHEDULE IIA
                                  ------------

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS
                   ------------------------------------------


Schedule IIA (8) Mortgage Status; Legal, Valid and Binding Obligations
----------------------------------------------------------------------

      With respect to each Bridger Mortgage Loan, because the Assignment of Leases is a part of the Mortgage, there is no separate assignment of Assignment of Leases document.

Schedule IIA (14) Insurance
---------------------------

      With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the Mortgagee may require, and thus permits the Mortgagee to require the maintenance of the insurance described in this section.

      With respect to the Walgreens-Brooklyn Park Mortgage Loan (Loan No. 9785), the tenant (Walgreens) self-insures against damage to, and maintains general liability insurance covering, the Mortgaged Property.

Schedule IIA (17) Additional Collateral
---------------------------------------

      The Loan Documents with respect to the Belmont Park Apartments (Loan No. 10798) and Warren Dunes MHC (Loan No. 10437) Mortgage Loans permit the related Mortgagor, after the first anniversary of the securitization of such Mortgage Loan, to incur subordinate debt or financing from a financial entity that is not related to or an affiliate of the Mortgagor provided that certain financial criteria and other requirements are satisfied to the satisfaction of the Mortgagee in its sole and absolute discretion.

Schedule IIA (22) Whole Loan; Interest Only; No Equity Participation or Contingent Interest
-----------------------------------------------------------------------

      The Gateway Shopping Center Mortgage Loan (Loan No. 9278) provides for interest-only payments without principal amortization for the first 60 months of the Mortgage Loan's term.

      The Belmont Park Apartments Mortgage Loan (Loan No. 10798) provides for interest-only payments without principal amortization for the first 12 months of the Mortgage Loan's term.

      The Parkland Apartments Mortgage Loan (Loan No. 9106) provides for interest-only payments without principal amortization for the first 24 months of the Mortgage Loan's term.

Schedule IIA (23)  Transfers and Subordinate Debt
-------------------------------------------------

      The Loan Documents with respect to the Belmont Park Apartments (Loan No. 10798) and Warren Dunes MHC (Loan No. 10437) Mortgage Loans permit the related Mortgagor, after the first anniversary of the securitization of such Mortgage Loan, to incur subordinate debt or financing from a financial entity that is not related to or an affiliate of the Mortgagor provided that certain financial criteria and other requirements are satisfied to the satisfaction of the Mortgagee in its sole and absolute discretion.

      With respect to the Gateway Shopping Center Mortgage Loan (Loan No. 9278), the Mortgagor's obligation under the related Loan Documents to pay all reasonable attorneys' fees in connection with a required consent to a permitted transfer shall not exceed $2,500, and its obligation to pay related inspection fees shall not exceed $500.

Schedule IIA (30)  Single-Purpose Entity
----------------------------------------

      With respect to the Gateway Shopping Center Mortgage Loan (Loan No. 9278; $18.0MM): (A) the Mortgagor's organizational documents (i) do not require the Mortgagor to prepare separate tax returns and (ii) may be amended with respect to the Single-Purpose Entity requirements without the approval of the Mortgagee or the Rating Agencies; and (B) the Mortgagor (a general partnership) does not have an outside independent director or member.

      With respect to the Belmont Park Apartments Mortgage Loan (Loan No. 10798; $6.0MM), the Mortgagor's organizational documents do not provide, and the Mortgagor did not represent or covenant in the Loan Documents, that the Mortgagor is formed or organized solely for the purpose of owning and operating the Mortgaged Property.

Schedule IIA (37) Escrow Deposits
---------------------------------

      It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (41) Non-Recourse Exceptions
-----------------------------------------

      Each of the Bridger Mortgage Loans has a carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation."

Schedule IIA (43) Financial Statements
--------------------------------------

      With respect to the following Bridger Mortgage Loans, the related Loan Documents require the delivery of at least quarterly operating statements as well as an annual balance sheet of the related Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

                  Loan No.    Loan
                  --------    -----------------------------------
                  9278        Gateway Shopping Center
                  10432       Hampton Inn - Alexandria
                  8932        West County Professional Building
                  10798       Belmont Park Apartments
                  9935        Fairfield Inn Jupiter
                  9785        Walgreens - Brooklyn Park
                  10416       Martin Self Storage - Market Street
                  10371       Bailey Plaza Office
                  10437       Warren Dunes MHC
                  10069       Bank of America Building - Lynnwood
                  10441       Main Street Apartments
                  10830       Lincoln Park Retail Center
                  10093       Fidalgo Square
                  10164       Shops at Prairie Crossing
                  9822        Sharpstown Plaza

Schedule IIA (44)  Fee/Leasehold Properties
-------------------------------------------

      The Belmont Park Apartments Mortgage Loan (Loan No. 10798) is secured by the Mortgagor's (i) fee simple interest in Parcels 1 and 2 of the Mortgaged Property and (ii) sub-leasehold interest in Parcel 3 of the Mortgaged Property pursuant to that certain Sub-Lease dated January 21, 1971 (as amended, modified and supplemented from time to time, the "Sub-Lease"). The Mortgagor's sub-leasehold interest in Parcel 3 under the Sub-Lease is subject to that certain Lease dated April 1, 1970 (as amended, modified and supplemented from time to time, the "Primary Lease", and together with the Sub-Lease, the "Ground Lease").

            (c) The Ground Lease provides that the mortgagee may assign its right, title and interest in the Ground Lease to any third party so long as the assignee delivers to the lessor a written assumption agreement wherein such assignee assumes the obligations of the lessee accruing under the Ground Lease from and after the date of such assignment.

            (i) (A) Insurance proceeds received in connection with a casualty resulting in a termination of the Ground Lease will be allocated between the land and the improvements comprising the Mortgaged Property, and the proceeds so allocated to the improvements will be paid first to the mortgagee in payment of the Mortgage Loan. Insurance proceeds received in connection with a casualty that does not result in termination of the Ground Lease (i.e. partial damage) are not specifically addressed in the Ground Lease.

                  (B) Condemnation awards received in connection with a partial condemnation that does not cause a complete taking or a termination of the Ground Lease may be retained by the Mortgagor and will be applied by the mortgagee in accordance with the Loan Documents (in which case the Mortgagor shall continue to pay ground rent as set forth in the Ground Lease without any reduction as a result of such partial condemnation). But condemnation awards received in connection with a condemnation that causes a complete taking or a termination of the Ground Lease will be allocated between the land and the improvements comprising the Mortgaged Property, and the portion of the award allocated to the improvements will be paid first to the mortgagee in payment of the Mortgage Loan.

            (j) The lessor under the Ground Lease agreed that it will not, in the absence of an uncured default, disturb the possession, interest or quiet enjoyment of the mortgagee if the mortgagee comes into possession of or acquire the Mortgagor's leasehold interest in the relevant portion of the Mortgaged Property.

            (k) The Primary Lease does not specifically state that any amendment or modification thereof without the mortgagee's consent is not binding on such mortgagee, its successors or assigns. The Sub-Lease states that the mortgagee will not, if it becomes the lessee under the Sub-Lease, be bound by any modification of thereof without the mortgagee's consent.

Schedule IIA (45)  Fee Simple Interest
--------------------------------------

      The Mortgaged Property with respect to the Fairfield Inn Jupiter Mortgage Loan is subject to a condominium declaration dated July 13, 1987, as amended.

Bridger Mortgage Loans
----------------------

      The following Mortgage Loans are the Bridger Mortgage Loans:


                Loan No.             Loan
                ---------            ------------------------------------
                9278                 Gateway Shopping Center
                10432                Hampton Inn - Alexandria
                8932                 West County Professional Building
                10798                Belmont Park Apartments
                9935                 Fairfield Inn Jupiter
                9106                 Parkland Apartments
                9785                 Walgreens - Brooklyn Park
                10416                Martin Self Storage - Market Street
                10371                Bailey Plaza Office
                11693                Gateway Apartments
                10437                Warren Dunes MHC
                11393                Elk Meadows Apartment
                11273                Stoway Mini Storage
                10069                Bank of America Building - Lynnwood
                10441                Main Street Apartments
                10830                Lincoln Park Retail Center
                10093                Fidalgo Square
                10164                Shops at Prairie Crossing
                9822                 Sharpstown Plaza